PAGE 1 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                        KEY TO COMPANY ORGANIZATIONAL CHART

#   : Limited Liability Company
@   : Corporation
+   : Partnership
*Holding Company

Companies licensed to write Insurance are embossed in RED.

COMPANY CHANGES:
---------------

1. United Premium Capital, L.L.C., was dissolved with the Connecticut Secretary of the State on July 16, 2008.

2. Trumbull Finance, L.L.C. was dissolved with the Connecticut Secretary of the State on August 14, 2008.

3. First State Management Group, Inc. was sold to Beazley USA Services, Inc. on March 31, 2009.

4. Hartford Fire Insurance Company conveyed all of its equity interest it owned in XDimensional on June 30, 2009, to XD Holdings, Inc., a California limited liability company.

5. Effective September 30, 2009, Hartford Life Insurance Company contributed to Hartford Life and Annuity Insurance Company 100% of the issued and outstanding shares of Hartford Life International, Ltd., and Woodbury Financial Services, Inc. and 100% of the vested ownership interest in Hartford Financial Services, LLC.

6. Hartford International Management Services Company, L.L.C. was dissolved with the Delaware Secretary of the State on January 8, 2009.

7. 3226999 Nova Scotia Limited was erroneously added to the third quarter version and has been removed permanently.

8. Planco Financial Services, LLC changed it's name to Hartford Life Distributors, LLC, effective as of November 1, 2009.

9. On October 30, 2009, 100% of the issued and outstanding shares of White River Life Reinsurance Company's shares were distributed up through its parent companies (from Hartford Life and Annuity Insurance Company to Hartford Life Insurance Company to Hartford Life and Accident Insurance Company to Hartford Life, Inc. to Hartford Holdings, Inc. to The Hartford Financial Services Group, Inc.) ultimately becoming a subsidiary of The Hartford Financial Services Group, Inc.

REVISED: JANUARY 14, 2010

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HOLDING COMPANY STRUCTURE

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 2 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                          DELAWARE@
                                                                               !
                                                                               !
                 ----------------------------------------------------------!-----------------------------------------------
                 !                   !           !                !        !       !             !           !            !
                 !                   !           !                !        !       !             !           !            !
             *HERITAGE        HARTFORD FIRE   TRUMBULL       PROPERTY AND  !  WHITE RIVER    CHAMPLAIN    NEW OCEAN   *HARTFORD
           HOLDINGS, INC.       INSURANCE     INSURANCE        CASUALTY    !     LIFE          LIFE       INSURANCE  HOLDINGS, INC.
            CONNECTICUT@         COMPANY      COMPANY         INSURANCE    !  REINSURANCE    REINSURANCE  CO., LTD.   DELAWARE@
                 !             CONNECTICUT@  CONNECTICUT@     COMPANY OF   !    COMPANY       COMPANY      BERMUDA@       !
          -------!-------                    !         !       HARTFORD    !    VERMONT@     VERMONT@                     !
          !             !    SEE PAGE 3 FOR  !         !       INDIANA@    !                                              !
          !             !    HARTFORD FIRE   !         !       !           !--------            ---------------------------
          !             !     SUBSIDIARIES   !         ! 99%   ! 1%        !       !            !                         !
          !             !                    !         !       !           !       !            !                         !
      HERITAGE     FIRST STATE               !        FIRST STATE          !   SENTINEL         !                         !
     REINSURANCE    INSURANCE                !         MANAGEMENT          !  INSURANCE     *HARTFORD                   NUTMEG
    COMPANY, LTD.    COMPANY                 !      GROUP INSURANCE        ! COMPANY, LTD.  LIFE, INC.  -------------  INSURANCE
       BERMUDA@    CONNECTICUT@              !        SERVICES OF          ! CONNECTICUT@    DELAWARE@  !               COMPANY
                        !                    !     MASSACHUSETTS, LLC      !                            !             CONNECTICUT@
  SEE PAGE 6 FOR        !                    !       MASSACHUSETTS#        !                            !                 !
OVERSEAS OPERATIONS     !                    !                             ! SEE PAGE 4 FOR HARTFORD    !                 !
                        !                    !                   ----------!    LIFE SUBSIDIARIES       !            CATALYST360,
            ------------!----------          !                   !         !                            !                LLC
            !                     !          !                   !         !----------                  !              DELAWARE#
            !                     !          !                HARTFORD     !         !                  !
      NEW ENGLAND            NEW ENGLAND     !               STRATEGIC     !         !                  !
       INSURANCE             REINSURANCE     !              INVESTMENTS,   !      PACIFIC               !
        COMPANY              CORPORATION     !                  LLC        !     INSURANCE              !
      CONNECTICUT@           CONNECTICUT@    !               DELAWARE#     !      COMPANY               !
                                             !                             !      LIMITED               !
        -------------------------------------!                             !    CONNECTICUT@            !
        !                    !               !                   ----------!                            !
        !                    !               !                   !         !     --------------------------------------------
    HARTFORD              HORIZON        HARTFORD                !         !     !               !      !       !           !
   SPECIALTY             MANAGEMENT     TECHNOLOGY           HARTFORD      !     !               !      !       !           !
   INSURANCE             GROUP, LLC      SERVICES            INSURANCE     !  TRUMBULL     BMG CAPITAL  !  *HART RE      HLA LLC
   SERVICES               DELAWARE#    COMPANY, LLC           COMPANY      !  SERVICES,     ADVISORS    !GROUP, L.L.C. CONNECTICUT#
 OF TEXAS, LLC                           DELAWARE#            OF THE       !     LLC       GROUP, LLC   !CONNECTICUT#
    TEXAS#                                                   SOUTHEAST     ! CONNECTICUT#  CONNECTICUT# !       !
                                                            CONNECTICUT@   !                            !       !
                                                                           !                                    !
                                                                           !                            !     HARTRE
                                                                 ----------!                            !  COMPANY, LLC
                                                                 !         !                            !  CONNECTICUT#
                                                                 !         !                            !
                                                              HARTFORD     !                            !
                                                              INSURANCE    !                            !
                                                               COMPANY     !                            !
                                                               OF THE      !                         --------------------
                                                               MIDWEST     !                         !                  !
                                                               INDIANA@    !                         !                  !
                                                                           !                  TRUMBULL FLOOD        HARTFORD
                                                                           !                MANAGEMENT, L.L.C.      RESIDUAL
                                                                           !                  CONNECTICUT#       MARKET, L.L.C.
                                                                           !                                      CONNECTICUT#
                                                                           !
                                                                           !------------------
                                                                           !                 !
                                                                           !                 !
                                                                           !           FEDERAL TRUST
                                                                           !            CORPORATION
                                                                           !            FLORIDA(14)@
                                                                 ----------!                 !
                                                                 !                           !
                                                                 !                           !
                                                             HARTFORD           --------------------------------------
                                                            INVESTMENT          !                !                   !
                                                            MANAGEMENT          !                !                   !
                                                             COMPANY       FEDERAL TRUST    FEDERAL TRUST      FEDERAL TRUST
                                                             DELAWARE@         BANK       MORTGAGE COMPANY   STATUTORY TRUST I
                                                                           FLORIDA(14)@     FLORIDA(14)@        FLORIDA(14)@

 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD FIRE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 3 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                          DELAWARE@
                                                                               !
                                                                               !
                                                                         HARTFORD FIRE
                                                                       INSURANCE COMPANY
                                                                          CONNECTICUT@
                                                                               !
      -------------------------------------------------------------------------!----------------------------------------------
      !     !         !                      !           !           !         !          !                  !      !        !
      !     !         !                      !           !           !         !          !                  !      !        !
  HARTFORD  !     HARTFORD             HARTFORD OF       !       TWIN CITY     !       HARTFORD          HARTFORD   !    HARTFORD
 INSURANCE  !   UNDERWRITERS          TEXAS GENERAL      !    FIRE INSURANCE   !     ACCIDENT AND      UNDERWRITERS !    CASUALTY
  COMPANY   !     GENERAL              AGENCY, INC.      !       COMPANY       !      INDEMNITY         INSURANCE   !    GENERAL
OF ILLINOIS !   AGENCY, INC.          TEXAS (16)@        !       INDIANA@      !       COMPANY           COMPANY    !  AGENCY, INC.
 ILLINOIS@  !   TEXAS (15)@                              !                     !     CONNECTICUT@      CONNECTICUT@ !     TEXAS@
            !                               -------------!----------           !          !                         !
            !                               !            !         !           !  --------!--------------           !-------
            !                               !            !         !           !  !       !             !                  !
            !                             ACCESS         !      HARTFORD       !  !       !             !                  !
            !                       COVERAGECORP, INC.   !     INTEGRATED      !  !       !             !                  !
            !                         NORTH CAROLINA@    ! TECHNOLOGIES, INC.  !  !   HARTFORD      RVR R, LLC       HARTFORD FIRE
            !                               !            !    CONNECTICUT@     !  !   CASUALTY     DELAWARE(17)#     GENERAL AGENCY,
            ! 33.340%                       !            !                     !  !   INSURANCE                           INC.
            !                               !            !                     !  !    COMPANY                           TEXAS@
       *HNI, LLC                            !            !                     !  !   INDIANA@
      CONNECTICUT#                          !            !----------           !  !
                                            !            !         !           !  !                  HARTFORD
                                            !            !         !           !  !             LLOYD'S INSURANCE
                                         ACCESS          !      HARTFORD       !  !                  COMPANY
                                      COVERAGECORP       !     TECHNOLOGY      !  !                   TEXAS+
                                   TECHNOLOGIES, INC.    !      SERVICE        !  !
                                     NORTH CAROLINA@     !      COMPANY        !  !
                                                         !    CONNECTICUT@     !  !
                                                         !                     !  !
                                                         !                     !  !
                                            -------------!----------           !  !
                                            !            !         !           !  !
                                            !            !         !           !  !
                                      PERSONAL LINES     ! 1ST AGCHOICE, INC.  !  !---------------------------
                                        INSURANCE        !    SOUTH DAKOTA@    !                             !
                                       CENTER, INC.      !                     !------------------------     !
                                       CONNECTICUT@      !                     !         !             !     !
                                                         !                     !         !       37.5% !     !  62.5%
                                                         !                     !         !             !     !
                                            -------------!------------         !   HARCO PROPERTY    FOUR THIRTY
                                            !            !           !         !   SERVICES, INC.    SEVEN LAND
                                            !            !           !         !    CONNECTICUT@    COMPANY, INC.
                                         NUTMEG          !      BUSINESS       !                      DELAWARE@
                                        INSURANCE        !      MANAGEMENT     !
                                       AGENCY, INC.      !     GROUP, INC.     !
                                       CONNECTICUT@      !     CONNECTICUT@    !
                                                         !                     !
                                                         !                     !
                                                   HARTFORD LLOYDS             !
                                                     CORPORATION               !
                                                      TEXAS(3)@                !
                                                                               !
                                                                               !
                                   --<-<-<-<-<-<-<-----------------------------!------------------------------------
                                   !                !                             !               !                !
                                   v                !                             !               !                !
                               SPECIALTY       CLAIMPLACE,                     ERSATZ         HRA, INC.         HARTFORD
                             RISK SERVICES,        INC.                     CORPORATION      CONNECTICUT@      SPECIALTY
                                  LLC           DELAWARE@                     DELAWARE@           !             COMPANY
                               DELAWARE#                                                          !            DELAWARE@
                                   !                                                              !
                                   !                                                              !
                                   !                                                        HRA BROKERAGE              NONSTOCK
                                   !                                                        SERVICES, INC.             --------
                                   !                                                        CONNECTICUT@               HARTFORD
                                   !                                                                                   EMPLOYEE
                             NUTMEG RISK                                                                              CLUB, INC.
                            SERVICES, LLC                                                                            CONNECTICUT@
                             DELAWARE(20)#
                                  !
                                  !
                           NUTMEG CASUALTY
                            RISK SERVICES CO.
                              CANADA(9)@

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD LIFE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 4 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                                               *THE HARTFORD
                                         ------------------- FINANCIAL SERVICES ----------
                                         !                       GROUP, INC.              !
                                         !                       DELAWARE@                !
                                  WHITE RIVER LIFE                    !           CHAMPLAIN LIFE
                                REINSURANCE COMPANY                   !             REINSURANCE
                                     VERMONT@                     *HARTFORD           COMPANY
                                                                HOLDINGS, INC.       VERMONT@
                                                                  DELAWARE@
                                                                      !
                                                                      !
                                                              *HARTFORD LIFE,------------------------------------------------
                                                                    INC.        40%  !                  !                    !
                                                                  DELAWARE@          !                  !                    !
                                                                      !         ELOY R, LLC       MERIDIAN R, LLC      DMS R, LLC
                                                                      !         DELAWARE(7)#       DELAWARE(1)#       DELAWARE(19)#
                                                                HARTFORD LIFE        ^
                                                                AND ACCIDENT         !
                                                              INSURANCE COMPANY      ^
                                                                 CONNECTICUT@        !-------------
                                                                      !                           ! 60%
         --------------------------------------------------------------------------------------   !
         !                                         !        !                  !              !   !
         !                                         !        !                  !              !   !
 ISOP FINANCING                           M-CAP INSURANCE   !              AMERICAN     HARTFORD LIFE
    COMPANY                                  AGENCY, LLC    !           MATURITY LIFE     INSURANCE
    LIMITED                                   DELAWARE#     !             INSURANCE        COMPANY
  PARTNERSHIP                                               !              COMPANY      CONNECTICUT(17)@
  CONNECTICUT+                                              !            CONNECTICUT@         !
                                                            !                                 !
                                                            !                                 !
                                                            !                            -----------------------------------
                                                            !                            !                !                !
                                                            !                            !                !                !
                                                            !                         HARTFORD         HARTFORD         HARTFORD
                                                            !                         LIFE AND       INTERNATIONAL     HEDGE FUND
                                                            !                         ANNUITY            LIFE         COMPANY, LLC
                                                            !                        INSURANCE        REASSURANCE     DELAWARE(4)#
                                                            !                         COMPANY         CORPORATION
                                                            !                       CONNECTICUT@      CONNECTICUT@
                                                            !                            !
                                                            !                ---------------------------------------
                                                            !                !        !         !                  !
                                                            !                !        !         !                  !
                                                            !             HARTFORD    !   *HARTFORD LIFE     WOODBURY FINANCIAL
                                                            !            LIFE, LTD    ! INTERNATIONAL, LTD.    SERVICES, INC.
                                                            !             BERMUDA@    !   CONNECTICUT@         MINNESOTA(18)@
       ------------------------------------------------------                         !
       !                  !               !                 !                         !           SEE PAGE 5 FOR
       !                  !               !                 !                         !         OVERSEAS OPERATIONS
   HARTFORD          PLANCO, LLC      HARTFORD        HARTFORD LIFE                   !
 ADMINISTRATIVE       DELAWARE#         LIFE             PRIVATE                      !  HARTFORD EQUITY     HARTFORD ENHANCED
SERVICES COMPANY                    DISTRIBUTORS,    PLACEMENT, LLC                   !     SPECIALISTS       ABSOLUTE RETURN
  MINNESOTA@                            LLC             DELAWARE#                     !     FUND, L.P.          FUND, L.P.
                                     DELAWARE#              !                         !    DELAWARE(4)+        DELAWARE(4)+
                                                            !                         !
                                                      THE EVERGREEN                *HARTFORD
                                                   GROUP INCORPORATED              FINANCIAL
                                                       NEW YORK@                 SERVICES, LLC
                  --------------------------------------------------------------- DELAWARE#
                  !              !                                                  !
                  !              !                 ----------------------------------------------------------------------
                  !              !                 !              !        !        !        !       !                  !
                  !              !                 !              !        !        !        !       !                  !
           *HARTFORD LIFE     HARTFORD      HL INVESTMENT      HARTFORD    !    HARTFORD     !   HARTFORD     HARTFORD-COMPREHENSIVE
      ----- ALLIANCE LLC     RETIREMENT     ADVISORS, LLC    EQUITY SALES  !    ADVANTAGE    !  SECURITIES       EMPLOYEE BENEFIT
      !      DELAWARE#      SERVICES, LLC   CONNECTICUT#     COMPANY, INC. ! INVESTMENT, LTD ! DISTRIBUTION      SERVICE COMPANY
 50%  !                     DELAWARE(6)#           !         CONNECTICUT@  !    BERMUDA@     ! COMPANY, INC.      CONNECTICUT@
      !                                            !                       !                 ! CONNECTICUT@
LIFE ALLIANCE, LLC                                 !                       !                 !
  DELAWARE(2)#                                     !                       !                 !
                   --------------------------------!----------             !                 -------
                   !                       !                 !             ---                     !
                   !                       !                 !                !                    !
               HARTFORD             HARTFORD             HARTFORD          HARTFORD             TRUMBULL            NONSTOCK
         INVESTMENT FINANCIAL   INVESTOR SERVICES      INVESTMENTS        INVESTMENT        SECURITIES, LLC         --------
            SERVICES, LLC         COMPANY, LLC         CANADA CORP.  ADVISORY COMPANY,LLC     DELAWARE(13)#       THE HARTFORD
              DELAWARE#           CONNECTICUT#           CANADA@         DELAWARE(11)#                              CLUB IN
                                                                                                                 SIMSBURY, INC.
                                                                                                                 CONNECTICUT@

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

              MUTUAL FUNDS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 5 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                                   HARTFORD LIFE
                                                 INSURANCE COMPANY
                                                   CONNECTICUT##
                                                         !
                                                         !
                                                   HARTFORD LIFE
                                                    AND ANNUITY
                                                 INSURANCE COMPANY
                                                   CONNECTICUT##

                         ALL THE SHARES OF THE NON-PUBLIC MUTUAL FUNDS ARE HELD IN VARYING
                        PERCENTAGES BY SEPARATE ACCOUNTS OF HARTFORD LIFE INSURANCE COMPANY
                                     AND CERTAIN QUALIFIED RETIREMENT PLANS

                                -----------------------------------------------
                                !                                             !
                                !                                             !
                         HARTFORD SERIES                                HARTFORD HLS
                        MUTUAL FUND, INC.                            SERIES FUND II, INC
                          MARYLAND##                                      MARYLAND##


THE HARTFORD        THE HARTFORD            THE HARTFORD         THE HARTFORD         THE HARTFORD            THE HARTFORD
INTERNATIONAL   MUTUAL FUNDS II, INC.    MUTUAL FUNDS, INC.      INCOME SHARES        U.S. CAPITAL           GLOBAL LEADERS
   FUNDS             MARYLAND@@              MARYLAND@@            FUND, INC.       APPRECIATION FUND             FUND
IRELAND@@                                                          MARYLAND@@            CANADA@@               CANADA@@


                   THE HARTFORD            THE HARTFORD          THE HARTFORD          THE HARTFORD           THE HARTFORD
                  U.S. STOCK FUND         CANADIAN STOCK         ADVISORS FUND          BOND FUND             MONEY MARKET
                      CANADA@@                 FUND                 CANADA@@             CANADA@@                 FUND
                                             CANADA@@                                                           CANADA@@

KEY:

##  : Non-public Funds

@@  : Public Funds

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

          OVERSEAS OPERATIONS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 6 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                                                                       *THE HARTFORD
                                                                                 ----FINANCIAL SERVICES
                                                                                 !      GROUP, INC.
                                                                                 !       DELAWARE@
                                                                                 !          !
                                                                                 !          !
                                                                                 !      *HARTFORD
                                                                                 !    HOLDINGS, INC.
       ---------------------------------------------------------------------------      DELAWARE@-------------
       !               !               !                 !                                 !                 !
       !               !               !                 !                                 !                 !
   *HERITAGE       NEW OCEAN       HARTFORD          TRUMBULL                          *HARTFORD             !
 HOLDINGS, INC.    INSURANCE      INVESTMENT         INSURANCE                         LIFE, INC.            !
 CONNECTICUT@      CO., LTD.      MANAGEMENT          COMPANY                          DELAWARE@             !
       !           BERMUDA@        COMPANY         CONNECTICUT@                             !                !
       !                           DELAWARE@             !                                  !                !
   HERITAGE                            !                 !                 -----------------                 !
  REINSURANCE                          !             HORIZON               !                !                !
 COMPANY, LTD.                     HARTFORD         MANAGEMENT             !                !                !
   BERMUDA@                       INVESTMENT        GROUP, LLC       HARTFORD LIFE     HARTFORD LIFE         !
       !                         MANAGEMENT K.K.     DELAWARE#        AND ACCIDENT     INSURANCE, K.K.    NUTMEG
       !                            JAPAN@               !             INSURANCE          JAPAN@         INSURANCE-----------
 EXCESS INSURANCE                                        !              COMPANY                           COMPANY            !
 COMPANY LIMITED                                      DOWNLANDS       CONNECTICUT@               --------CONNECTICUT@        !
     U.K.@                                            LIABILITY           !                      !             !             !
                                                   MANAGEMENT LTD.        !                  HARTFORD       *HARTFORD        !
                                                       U.K.@         HARTFORD LIFE          FINANCIAL       MANAGEMENT,      !
                                                                       INSURANCE            PRODUCTS       LTD. BERMUDA@     !
                                                                        COMPANY            INTERNATIONAL       !             !
                                                                      CONNECTICUT@           LIMITED           !             !
                                                                          !                   UNITED           !             !
                                                                          !                  KINGDOM@          !             !
                         ------------------------------------------ HARTFORD LIFE                          HARTFORD          !
                         !                !                          AND ANNUITY                        INSURANCE, LTD.      !
                         !            *HARTFORD                   INSURANCE COMPANY                        BERMUDA@          !
                         !            FINANCIAL                      CONNECTICUT@                                            !
                         !          SERVICES, LLC                        !                                                   !
                         !            DELAWARE#                          !                                                   !
                         !                !                         HARTFORD LIFE                                            !
                         !                !         -------------INTERNATIONAL, LTD                                          !
                   HARTFORD LIFE,      HARTFORD     !        !     CONNECTICUT@--------------------------------          HART RE
                        LTD           ADVANTAGE     !        !                   !              !         50% !        GROUP, L.L.C.
                      BERMUDA@     INVESTMENT, LTD  ! THE HARTFORD INT'L         !              !             !        CONNECTICUT@
                                       BERMUDA@     !  ASSET MANAGEMENT    HARTFORD LIFE  THESIS, S.A.      ICATU           !
                                                    !  COMPANY LIMITED        LIMITED     ARGENTINA@      HARTFORD          !
         --------------------------------------------      IRELAND@           IRELAND@                   SEGUROS S.A.   FENCOURT
         !                    !                     !                                                    BRAZIL(8)@    REINSURANCE
         !                    !                     !                                                        !         COMPANY, LTD.
      HARTFORD             HARTFORD ASIA          HARTFORD                                                   !           BERMUDA@
   INTERNATIONAL       (HONG KONG) LIMITED      EUROPE, LTD.                                                 !
GLOBAL DISTRIBUTION      CHINA SAR (HONG        U.K.(10)@                                                    !
   (BERMUDA) LTD.          KONG)(12)@                                                                        !
   BERMUDA(5)@                                                                                               !
                                             -----------------------------------------------------------------
                                             !
                                             !
       -----------------------------------------------------------------------------------------------------------------------------
       !             !                !                  !                 !            !             !                  ! 16.670% !
       !       99.99%!          55%   !         99.99%   !         99.99%  !      99.99%!             !                  !         !
   IH CIA         ITUMBIARA         SANTA         ICATU HARTFORD   ICATU HARTFORD    IH PREV        ICATU             BRASILCAP    !
 DE SEGUROS E   PARTICIPACOES     CATARINA        ADMINISTRACAO    ADMINISTRACAO    FUNDO DE       HARTFORD      CAPITALIZACAO S.A.!
 PREVIDENCIA        LTDA.         SEGUROS E        DE RECURSOS     DE BENEFICIOS     PENSAO   CAPITALIZACAO S.A.      BRAZIL@      !
  BRAZIL@         BRAZIL@      PREVIDENCIA S.A.       LTDA.            LTDA.        BRAZIL@   !    BRAZIL@                         !
                                  BRAZIL@           BRAZIL@          BRAZIL@                  !       !                            !
                                                                          !                   !       !                       .01% !
                                                                     .01% !                   !       !              ---------------
                                                                          !                   !       !              !
                                                                          !                   !       !        ICATU HARTFORD
                                                                          -----------------   !       ------> CONSULTORIA, LTDA.
                                                                                          ^   !        99.9%       BRAZIL@
                           ---------------------------------------------------------------!---!
                    99.9%  !                   !              24.5% !                     !   !
                           !                   !                    !                     v   !
                    ICATU HARTFORD          MOTRIN                CAIXA               VANGARDA COMPANHIA
                    SOCIEDAD ANONIMA    CAPITALIZACAO S.A.   CAPITALIZACAO S.A.           DE SEGUROS
                   DE CAPITALIZACION        BRAZIL@               BRAZIL@                  GERAIS
                  Y AHORRO PARA FINS                                                       BRAZIL
                     DETERMINADOS
                       ARGENTINA@

             NOTE: INTERNATIONAL OWNERSHIP REFLECTS PERCENTAGE OWNED BY IMMEDIATE PARENT AND IS 100% UNLESS OTHERWISE NOTED.

PAGE 7 OF 8 PAGES
-----------------

SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                    FOOTNOTES
                                    ---------

1. MERIDIAN R, LLC

Meridian R, LLC was organized with the Delaware Secretary of the State on April 2, 2009. It's managed by Hartford Investment Management Company, Inc, and was set-up as a single purpose entity that will take title to and manage real property.

2. LIFE ALLIANCE, LLC

The remaining 50% ownership of Life Alliance, LLC is owned by Protective Life Insurance Company through a joint venture.

3. HARTFORD LLOYDS CORPORATION

The company serves as Attorney-in-fact for Hartford Lloyds Insurance Company.

4. HARTFORD HEDGE FUND COMPANIES

Hartford Hedge Fund Company, LLC is the General Partner of Hartford Enhanced Absolute Return Fund, L.P. and Hartford Equity Specialists Fund, L.P. Hartford Core Fund, LP was dissolved effective June 25, 2009.

5. HARTFORD INTERNATIONAL GLOBAL DISTRIBUTION (BERMUDA), LTD.

The Company was incorporated on April 15, 2008 in Bermuda. It's the master distributor of The Hartford's International Funds to clients in various countries around the world.

6. HARTFORD RETIREMENT SERVICES, LLC

Hartford Retirement Services, LLC was formed in Delaware on December 5, 2007. The LLC holds all of the assets acquired from Sun Life Retirement Services (U.S.), Inc., Princeton Retirement Group, Inc. and TopNoggin, LLC.

7. ELOY R, LLC

Eloy R, LLC was organized with the Delaware Secretary of the State on April 1, 2009. It's managed by Hartford Investment Management Company, Inc., and was set-up as a single purpose entity that will take title to and manage real property. The company is 60% owned by Hartford Life Insurance Company and 40% owned by Hartford Life, Inc.

8. ICATU HARTFORD SEGUROS S.A.

The remaining 50% ownership of Icatu Hartford Seguros S.A. is owned by non-affiliated third party companies. Those companies are as follows: Icatu Assessoria, Ltda. (45.07%ON), Icatu Holding S/A (4.93% ON and 30,640%PN) and Icatu Global Finance Inc. (19,358%PN).

9. NUTMEG CASUALTY RISK SERVICES CO.

A third party administrator organized to handle business for Specialty Risk Services, LLC in Canada. It was formed March 27, 2008 in Nova Scotia, Canada.

10. HARTFORD EUROPE, LTD.

The company was formed April 9, 2008 to hold and protect the name "Hartford Europe." It performs management and consulting services for certain international entities.

11. HARTFORD INVESTMENT ADVISORY COMPANY, LLC

On January 25, 2008, Hartford Investment Advisory Company, LLC, was formed in the State of Delaware. The entity was also qualified in Connecticut. It is a registered investment advisor for dynamic asset allocation programs.

12. HARTFORD ASIA (HONG KONG) LIMITED

Hartford Asia (Hong Kong) Limited was incorporated August 29, 2008. The company provides management and consulting services for certain international entities.

13. TRUMBULL SECURITIES, LLC

Trumbull Securities, LLC is a limited liability company formed in the State of Delaware on May 29, 2008. The company is in the process of being registered as a broker/dealer.

PAGE 8 OF 8 PAGES
-----------------
SEE PAGE 1 FOR KEY AND CHANGES TO COMPANIES
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 4 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 5 FOR MUTUAL FUNDS
SEE PAGE 6 FOR OVERSEAS OPERATIONS
SEE PAGES 7 & 8 FOR FOOTNOTES

                                    FOOTNOTES
                                    ---------

14. FEDERAL TRUST ENTITIES

FEDERAL TRUST CORPORATION ("FTC") - A unitary savings and loan holding company incorporated in Florida on August 5, 1988.

FEDERAL TRUST MORTGAGE COMPANY - This entity consists mainly of mortgage servicing rights and certain hard assets.

FEDERAL TRUST STATUTORY TRUST I ("FTST") - On September 17, 2003, this entity sold adjustable-rate trust preferred securities in the aggregate amount of $5M in a pooled trust preferred securities offering. FTC contributed capital of $155,000 to FTST for the purchase of common securities of FTST.

FEDERAL TRUST BANK - A Florida domiciled, federally-chartered savings bank.

15. HARTFORD UNDERWRITERS GENERAL AGENCY, INC.

The entity was formed to act as a managing general agent. It writes personal automobile insurance in the State of Texas.

16. HARTFORD OF TEXAS GENERAL AGENCY, INC.

The agency was incorporated on June 30, 2009 in the State of Texas. It was formed to act as a managing general agent. It writes personal automobile insurance for residents of the State of Texas.

17. RVR R, LLC

The entity was formed April 29, 2009 in the State of Delaware. It was formed to take title to and manage real property. Hartford Investment Management Company manages this entity.

18. WHITE RIVER LIFE REINSURANCE COMPANY

The entity was incorporated on May 21, 2009, in the State of Vermont. The entity was established for the purpose of reinsuring certain variable annuities issued or assumed by Hartford Life and Annuity Insurance Company.

19. DMS R, LLC

DMS R, LLC was organized with the Delaware Secretary of the State September 3, 2009. It's managed by Hartford Investment Management Company, Inc., and was set-up as a single purpose entity that will take title to and manage real property.

20. NUTMEG RISK SERVICES, LLC

The entity was formed October 7, 2008 in the State of Delaware. It was formed as a holding company.